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                                                                   Exhibit 10.13

                                WARRANT AGREEMENT

                                     Between

                              AVIATION GROUP, INC.

                                       And

                SECURITIES TRANSFER CORPORATION, as Warrant Agent

                           Dated as of April 30, 2000

                                Series C Warrants
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                                WARRANT AGREEMENT
                               (Series C Warrants)

      This WARRANT AGREEMENT (the "Agreement") is dated as of April ___, 2000 between AVIATION GROUP, INC., a Texas corporation (the "Company"), and SECURITIES TRANSFER CORPORATION, as Warrant Agent (the "Warrant Agent").

                              W I T N E S S E T H:

      WHEREAS, this Agreement is executed in connection with the purchase by investors of up to 2,000 Units consisting of 2,000 shares of the Company's Series B Preferred Stock (the "Series B Stock") and up to 1,500,000 Series C Warrants (each, a "Warrant," collectively, the "Warrants") to purchase up to an aggregate of 1,500,000 shares of Common Stock (as defined in Section 8.5), U.S. $.01 par value, of the Company, each Unit consisting of one share of Series B Stock and 750 Warrants; and

      WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, transfer, exchange and redemption of the Warrants, the issuance of certificates representing the Warrants, the exercise of the Warrants, and the rights of the holders thereof;

      WHEREAS, as a result of rules imposed by The Nasdaq Stock Market, the Warrants may not be exercised unless and until the Company obtains the requisite approval of its shareholders to the issuance of the Warrants;

      NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agrees as follows:

      1. Warrants; Expiration. Each Warrant shall initially entitle the person in whose name any certificate representing Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 9 (the "Holder") of the Warrant Certificate representing such Warrant to purchase one (1) share of Common Stock upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 8. Each of the Warrants shall expire at the "Warrant Expiration Date". The term "Warrant Expiration Date" shall mean the earlier of (i) 5:00 p.m. (Dallas, Texas time) on March 31, 2005, (ii) 5:00 p.m. (Dallas, Texas time) on the second anniversary of the date the shares of Common Stock issuable upon the exercise of the Warrants are registered for resale under the Securities Act of 1933, as amended, or (iii) the Redemption Date (as defined in Section 11); provided that if such date shall be a holiday or day on which banks are authorized to close then 5:00 p.m. (Dallas, Texas time) from the next following day which is not a holiday nor a day in which banks are authorized to close. Upon notice to all Warrant Holders, the Company shall have the right to extend the Warrant Expiration Date. The exercise price of each Warrant shall equal (subject to


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adjustment as provided in Section 8) U.S. $3.00 per share of Common Stock subject to the terms and conditions of this Agreement.

      Notwithstanding anything contained in this Agreement to the contrary, none of the Warrants shall be exercisable until the Company has obtained the approval of its shareholders to the issuance of the Warrants, as required by the rules of The Nasdaq Stock Market. The Company shall use commercially reasonable efforts to obtain the approval of its shareholders for the issuance of the Warrants in connection with the solicitation of approval of its shareholders to the Merger (as defined in Section 7 hereof).

      2. Warrant Certificates.

            2.1 Form of Certificate. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

            2.2 Issuance of Warrant Certificates and Warrant Securities. Warrant Certificates representing the number of Warrants that may be sold by the Company from time to time under the Purchase Agreement shall be executed by the Company and delivered to the Warrant Agent. Upon written order of the Company signed by its President or Chairman or a Vice President and by its Secretary or an Assistant Secretary, the Warrant Certificates shall be countersigned, issued and delivered by the Warrant Agent. The Company shall provide a written order to the Warrant Agent to issue Warrants to the investors who purchase Warrants from time to time under and pursuant to the terms of the Purchase Agreement.

      From time to time up to the Warrant Expiration Date, Securities Transfer Corporation, as the Company's transfer agent, or its authorized successor as such (the "Transfer Agent"), shall countersign and deliver stock certificates in required whole number denominations representing up to an aggregate of 1,500,000 shares of Common Stock upon the exercise of Warrants in accordance with this Agreement.

      From time to time up to the Warrant Expiration Date, the Warrant Agent shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder; (ii) those issued upon any transfer or exchange pursuant to Section 9; or (iii) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 10.

      The Warrant Certificates and the certificates representing the Shares (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the


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date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

      3. Exercise of Warrant.

            3.1 Method of Exercise. Each Warrant may be exercised by the Holder thereof at any time but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of exercise (the "Exercise Date") and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the Holder upon such exercise thereof as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date, the Warrant Agent shall deposit the cash or check received from the exercise of a Warrant in an account for the benefit of the Company and shall notify the Company in writing of the exercise of the Warrants. Promptly following, and in any event within five (5) days after the date of such notice from the Warrant Agent, the Warrant Agent, on behalf of the Company, shall cause to be issued and delivered by the Transfer Agent to the person or persons entitled to receive the same a certificate or certificates for the securities deliverable upon such exercise (plus a Warrant Certificate for any remaining unexercised Warrants of the Holder), provided that the Warrant Agent shall refrain from causing such issuance of certificates pending clearance of checks received in payment of the Exercise Price pursuant to such Warrants. Upon the exercise of any Warrant and clearance of the funds received, the Warrant Agent shall promptly remit the payment received for the Warrant to the Company or as the Company may direct in writing. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holders thereof, in whole or part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all Warrant Securities purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Securities purchasable thereunder.

            3.2 Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by The Nasdaq Stock Market's National Market or Smallcap Market ("Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted by the NASD or such similar organization, the fair market value of a share of Common Stock as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

      4. Payment of Taxes. The Company shall pay all documentary or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants;


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provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      5. Restrictions On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. This Agreement is binding upon any Holder(s) of a Warrant Certificate and their respective heirs, successors, and permitted assigns. The Holder may transfer a Warrant, subject to any other limitations in the Agreement, provided that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Holder and, provided further, that the transfer is made pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). If requested by the Company, the Holder must also furnish to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

      Notwithstanding anything in this Agreement to the contrary, until the Merger (as defined in Section 7.1) is completed, the Warrants may not be transferred unless the Warrants are transferred together with the Series B Stock with which they were originally issued. Upon completion of the Merger, the Warrants are detachable from the Series B Stock with which they were originally issued and may be separately transferred subject to any other restrictions provided herein.

      6. Exercise Price.

            6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be U.S. $3.00 per share of Common Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

      6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

      7. Registration Rights.

            7.1 Registration of Underlying Shares. The Company agrees to use commercially reasonable efforts to cause the underlying shares of Common Stock to be registered for resale by the Holders under the Securities Act in connection with the consummation of the merger of a subsidiary of the Company with and into travelbyus.com ltd., an Ontario corporation (the "Merger"). The Company shall use its commercially reasonable efforts to cause any resale registration statement to remain effective and current until the earlier of (a) all such securities having been sold pursuant to such registration statement or
(b) two years from the date such securities were initially issued.


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            7.2 Restrictive Legends. The Warrant Certificates, any certificates representing the shares of Common Stock underlying the Warrants and any of the other securities issuable upon exercise of the Warrants shall bear the following restrictive legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
                  (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

      8. Adjustments to Exercise Price and Number of Shares.

            8.1 Adjustments for Change in Capital Stock. If at any time after the date of this Agreement, the Company:

                  (a) pays a dividend or makes a distribution on its Common
            Stock exclusively in shares of its Common Stock;

                  (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (c) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (d) pays a dividend or makes a distribution on its common
            stock in shares of its capital stock other than Common Stock; or

                  (e) issues by reclassification of its Common Stock any shares of its capital stock;

then the Holders of the unexercised Warrants shall thereafter be entitled to receive, upon the exercise of such Warrants, the same shares of Common Stock and other securities that they would have owned or been entitled to receive immediately after such event as if the Warrants had been exercised immediately prior to such event. The adjustment pursuant to this Section 8.1 shall be made successively each time that any event listed in this Section 8.1 above shall occur. Upon each adjustment in the number of shares for which a Warrant is exercisable pursuant to this Section 8.1, the Exercise Price for such Warrants shall be adjusted to equal an amount per share of Common Stock equal to the Exercise Price before such adjustment multiplied by a fraction, of which the numerator is the number of shares of Common Stock for which a Warrant is exercisable immediately before giving effect to such adjustment, and the denominator of which


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is the number of shares of Common Stock for which a Warrant is exercisable immediately after giving effect to such adjustment.

            8.2 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

            8.3 No Adjustment in Certain Cases. No adjustment of the Exercise Price or number of shares of Common Stock shall be made:

                  (a) If the amount of such adjustment shall be less than two cents (U.S. $.02) per share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (U.S. $.02) per share; or

                  (b) If the Exercise Price would be less than the par value per share of Common Stock.

            8.4 Statement on Warrant Certificate. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            8.5 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as amended as of the date hereof, (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value,
(iii) in the case of any consolidation or merger, the stock, securities or property receivable on the exercise of the Warrant pursuant to Section 8.2 hereof, or (iv) in the case of any change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination, such shares of Common Stock as so changed.


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            8.6 Notice of Adjustment. On the happening of an event requiring an adjustment of the Exercise Price or the shares of Common Stock purchasable under the Warrants, the Company shall promptly give written notice to the registered Holders stating the adjusted Exercise Price and the adjusted number and kind of shares of Common Stock and other securities purchasable under the Warrants resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

      9. Exchange and Registration of Transfer.

            9.1 Exchange of Warrant Certificates. Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part subject to the restrictions of Section 5. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent, and upon satisfaction of all the terms and provisions hereof, the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

            9.2 Books and Records. The Warrant Agent shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Subject to the restrictions in Section 5, upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing the aggregate number of Warrants so transferred.

            9.3 Forms. With respect to all Warrant Certificates presented for registration of transfer, or for exchange or exercise, the "Election to Purchase" or "Assignment" form, in substantially the form attached thereto, as appropriate, be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Holder or his attorney-in-fact authorized in writing.

            9.4 Charges to Holder. A service charge may be imposed by the Warrant Agent for any exchange or registration of transfer of Warrant Certificates requested by a Holder. In addition, the Company may require payment by such Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

            9.5 Mutilated Warrant Certificates. All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement or resignation as Warrant Agent, or disposed of or destroyed at the direction of the Company.

            9.6 Holder is Absolute Owner. Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may deem and treat the Holder of any


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Warrant Certificates as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

      10. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and/or Warrant Agent that the Warrant Certificate has been acquired by a bona fide purchaser) countersign and deliver to the Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe pursuant to Section 9.4 or otherwise.

      11. Redemption.

            11.1 Redemption Criteria. On prior written notice as required pursuant to the provisions of Section 11.2 below, the Warrants may, at the option of the Company, be redeemed at a price of U.S. $0.10 per Warrant (the "Redemption Price"), at any time if the closing bid price of the Common Stock as reported by Bloomberg, L.P. for the 60 consecutive trading days ending on the day prior to the date of such notice was equal to or in excess of U.S. $5.00 per share. All Warrants must be redeemed if any of the Warrants are redeemed. The Company may not exercise this redemption right prior to the effectiveness of the resale registration statement required by Section 7.1.

            11.2 Notice. In case the Company shall desire to exercise its right to so redeem the Warrants, it shall request the Warrant Agent to mail a notice of redemption to each of the Holders of the Warrants to be redeemed, first class, postage prepaid, not earlier than the forty-fifth (45th) day before the date fixed for redemption and not later than the thirtieth (30th) day before the date fixed for redemption, at such Holder's last address as it shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

      The notice of redemption shall specify (i) the Redemption Price, (ii) the date fixed for redemption, (iii) the place where the Warrant Certificates shall be delivered and the Redemption Price paid, and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (Eastern time) on the business day immediately preceding the date fixed for redemption (the "Redemption Date"). No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.


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            11.3 Termination of Warrants. Any right to exercise a Warrant that has been called for redemption shall terminate at 5:00 p.m. (Eastern time) on the Redemption Date. After the Redemption Date, Holders of the redeemed Warrants shall have no further rights except to receive, upon surrender of the redeemed Warrant, the Redemption Price.

            11.4 Delivery of Redemption Price. From and after the date specified for redemption, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder thereof of one or more Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Holder a sum in cash equal to the Redemption Price of each such Warrant. From and after the date fixed for redemption and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant Certificates, except the right to receive payment of the Redemption Price, shall cease.

      12. Elimination of Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If one or more Warrants shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current Market Price of a share of Common Stock, determined in accordance with Section 3.2 hereof.

      13. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

      14. Concerning the Warrant Agent. The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions of this Agreement. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

      The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Exercise Price or the Redemption Price provided in this Agreement, or to determine whether any fact exists which


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may require any such adjustments, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. The Warrant Agent shall not (i) be liable for any recital or statement of facts contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

      The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion of advice of such counsel.

      Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board, President, any Vice President, its Secretary, or Assistant Secretary (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand believed by it to be genuine.

      The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; it further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

      The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Holder of each Warrant Certificate at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of 15 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court shall be a bank or trust company having a capital and surplus as shown by its last published report to its stockholders, of not less than Ten Million (U.S. $10,000,000.00) Dollars, or a stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the


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Company and shall be legally and validly executed and delivered by the resigning
Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Holder of each Warrant Certificate.

      Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to the trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Holders of the Warrant Certificates.

      The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effects as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

      15. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of such events, the Company shall give written notice of such event to the Holders at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

      16. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or three days after such is mailed by first class registered or certified mail, postage prepaid:

            (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company;

            (b) If to the Company, to Aviation Group, Inc., 700 North Pearl Street, Suite 2170, Dallas, Texas 75201, Attention: President, or to such other address as the Company may designate by notice to the Holders; or

            (c) If to the Warrant Agent, to Securities Transfer Corporation, 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248.

      17. Supplements and Amendments. This Agreement may be amended or supplemented by the Company and Warrant Agent with the written consent of the Holders of a majority of the then outstanding Warrants; provided, however, the Company and Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Warrant Agent may deem necessary or desirable and which the Company and Warrant Agent deem shall not adversely affect the interests of the Holders of the Warrant Certificates.

      18. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

      19. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of such State without giving effect to the rules of such State governing the conflicts of laws.

      The Company, Warrant Agent and any registered Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Texas or of the United States of America for the Northern District of Texas, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, Warrant Agent and any registered Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, Warrant Agent and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 16 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, Warrant Agent and any registered Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

      20. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      21. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

      22. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor shall they be construed as, a part of this Agreement and shall be given no substantive effect.

      23. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, Warrant Agent and any registered Holder(s) of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company, Warrant Agent and any registered Holders of Warrant Certificates.

      24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

      [Remainder of page intentionally left blank; signature page follows.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    AVIATION GROUP, INC.

                                    By: /s/ Richard L. Morgan
                                        --------------------------------------
                                    Name: Richard L. Morgan
                                    Title: Executive Vice President


                                    SECURITIES TRANSFER CORPORATION

                                    By: /s/  Kevin Halter
                                        --------------------------------------
                                    Name: Kevin Halter Jr.
                                    Title: President

                                    EXHIBIT A
                     [FORM OF SERIES C WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                                   VOID AFTER
                  5:00 P.M., DALLAS, TEXAS TIME, MARCH 31, 2005

No. W-_________                                    Series C Warrants to Purchase
                                                 ________ Shares of Common Stock

                                    SERIES C
                               WARRANT CERTIFICATE

      This Warrant Certificate certifies that ______________________, or registered assigns, is the registered holder of _______________ Series C Warrants to purchase initially, at any time prior to the Expiration Date (as herein defined), up to _______________ fully-paid and non-assessable shares of common stock, U.S. $.01 par value ("Common Stock") of AVIATION GROUP, INC., a Texas corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of U.S. $3.00 per share of Common Stock upon surrender of this Warrant Certificate with the Election to Purchase Form duly executed and payment of the Exercise Price at the corporate office in Dallas, Texas of Securities Transfer Corporation as Warrant Agent, or its successor (the "Warrant Agent"), but subject to the conditions set forth herein and in the Warrant Agreement dated as of April ___, 2000 between the Company and Securities Transfer Corporation (the "Warrant Agreement"). Payment of the Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Warrant Agent.

      Notwithstanding anything in this Warrant Certificate to the contrary, none of the Warrants shall be exercisable until the Company has obtained the approval of its shareholders to the issuance of the Warrants, as required by the rules of The Nasdaq Stock Market.

      No Warrant may be exercised after 5:00 p.m., Dallas, Texas time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void. The term "Expiration Date" means the earlier of (i) 5:00 p.m. (Dallas, Texas time) on March 31, 2005, (ii) 5:00 p.m. (Dallas, Texas time) on the second anniversary of the date the shares of Common Stock issuable upon the exercise of the Warrants are registered for resale under the Securities Act of 1933, as amended, or (iii) the Redemption Date (as defined in Section 11 of the Warrant Agreement); provided that if such date shall be a holiday or day on which banks are authorized to close then 5:00 p.m. (Dallas, Texas time) from the next following day which is not a holiday nor a day in which banks are authorized to close.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

      The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Warrant Agent will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Warrant Agent to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

      The Warrant Agreement also provides that the Warrants are redeemable at the option of the Company at a redemption price of U.S. $0.10 per Warrant upon certain conditions and circumstances as specified in the Warrant Agreement.

      Upon due presentment for registration of transfer of this Warrant Certificate to the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

      Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Warrant Agent shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

      The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

      Dated as of ________________________.

                                    AVIATION GROUP, INC.


[SEAL]                              By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

Attest:

_________________________________
Name:____________________________
Title:___________________________


COUNTERSIGNED:

SECURITIES TRANSFER CORPORATION,
As Warrant Agent


By:______________________________
Name:____________________________
Title:___________________________

                              ELECTION TO PURCHASE

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Common Stock and herewith tenders in payment for such shares of Common Stock cash or a certified or official bank check payable to the order of ___________________________________ in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _____________________________________, whose address is ___________________
_____________________________, and that such Certificate be delivered to whose address is _____________________________________________.

Dated:__________________    Signature:__________________________________________
                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                        ________________________________
                        ________________________________
                        (Insert Social Security or Other
                          Identifying Number of Holder)

                                   ASSIGNMENT

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate)

      FOR VALUE RECEIVED ______________________________________________________

hereby sells, assigns and transfers unto ______________________________________

_______________________________________________________________________________
                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:__________________    Signature:__________________________________________
                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                        ________________________________
                        ________________________________
                        (Insert Social Security or Other
                          Identifying Number of Holder)


                                        1